                                                                 Exhibit 10.1(g)


                                 FIRST AMENDMENT


                  FIRST AMENDMENT, dated as of December 31, 1998 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Hexcel Corporation (the "COMPANY") and the Foreign Borrowers from time to time party thereto (together with the Company, the "BORROWERS"), the banks and other financial institutions from time to time parties thereto (the "LENDERS"), Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

                  WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:


                              SECTION I. AMENDMENTS

                  I.1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

                  I.2. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended, effective simultaneously with the issuance of Subordinated Indebtedness contemplated under subsection 2.1 hereof, by inserting in proper alphabetical order the following new definitions:

                  "SENIOR DEBT": all Indebtedness other than Subordinated Indebtedness.

                  "SENIOR DEBT LEVERAGE RATIO": for any period of four consecutive fiscal quarters, the ratio of Senior Debt of the Company and its Subsidiaries on a consolidated basis as of the last day of such period to EBITDA of the Company and its Subsidiaries for such period.

                  "SUBORDINATED INDEBTEDNESS": Indebtedness of the Company and its Subsidiaries permitted pursuant to subsections 14.2(f) and (k).

                  I.3. AMENDMENT TO SUBSECTION 14.1. Subsection 14.1 of the Credit Agreement is hereby amended, effective simultaneously with the issuance of Subordinated Indebtedness contemplated under subsection 2.1 hereof, by:

                  (a) deleting subsection 14.1(b) in its entirety and inserting in lieu thereof the following new subsection 14.1(b):

                  "(b) MAXIMUM LEVERAGE RATIO. Permit the Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:


      --------------------------------------------------------------------
                    Period                              Ratio
      --------------------------------------------------------------------
         Closing Date - June 30, 2000                4.75 to 1.0
           July 1, 2000 - thereafter                 4.50 to 1.0"
      --------------------------------------------------------------------



                  (b) inserting a new subsection 14.1(d) as follows:

                  "(d) MAXIMUM SENIOR DEBT LEVERAGE RATIO. Permit the Senior Debt Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:


      -------------------------------------------------------------------
                    Period                               Ratio
      --------------------------------------------------------------------
         Closing Date - June 30, 2000                2.50 to 1.0
          July 1, 2000 - thereafter                  2.25 to 1.0"
      --------------------------------------------------------------------



                  I.4. AMENDMENT TO SUBSECTION 14.5. Subsection 14.5 of the Credit Agreement is hereby amended by (a) deleting "and" at the end of subsection 14.5(b); (b) deleting the period (".") at the end of subsection 14.5(c) and inserting in lieu thereof "; and"; and (c) inserting the following new subsection 14.5(d):

                  "(d) any Wholly-owned Subsidiary of (i) the Company or (ii) any other Wholly-owned Subsidiary of the Company, which has no material assets or liabilities, may be liquidated, wound up or dissolved."

                  I.5. AMENDMENT TO SUBSECTION 14.14. Subsection 14.14(b) of the Credit Agreement is hereby amended, effective simultaneously with the issuance of Subordinated Indebtedness contemplated under subsection 2.1 hereof, by deleting therefrom "the Subordinated Debentures, the Subordinated Debenture Indenture, the Subordinated Convertible Notes, the

Subordinated Convertible Notes Indenture", and inserting in lieu thereof "any Subordinated Indebtedness".

                  I.6. AMENDMENT TO SUBSECTION 17.2. Subsection 17.2(a)(i) of the Credit Agreement is hereby amended by inserting, on the second line thereof, immediately after "consummation of" and immediately before "any Net Proceeds" the following: "(x) any liquidation, winding up or dissolution permitted by subsection 14.5(d), upon delivery to the Administrative Agent of a certificate of a Responsible Officer of the Company certifying that such Subsidiary has been liquidated, wound up, or dissolved, or (y)".


            SECTION II. CONSENT TO TERMS OF SUBORDINATED INDEBTEDNESS

                  II.1. CONSENT TO TERMS OF PROPOSED SUBORDINATED DEBT. Pursuant to subsection 14.2(k) of the Credit Agreement, the Lenders hereby consent to the issuance and sale by the Company of Subordinated Indebtedness having gross cash proceeds of at least $250,000,000; PROVIDED that (i) the terms and conditions of such Subordinated Indebtedness shall be substantially those provided on Annex A attached hereto, (ii) such Subordinated Indebtedness shall be issued and sold on or before February 28, 1999 and (iii) the net proceeds of such issuance shall be applied FIRST, to pay fees and expenses related to the issuance of the Subordinated Indebtedness, SECOND, to repay the Subordinated Ciba Notes, and THIRD, to prepay ratably Tranche A Loans and Tranche B Loans outstanding under the Credit Agreement.


                           SECTION III. MISCELLANEOUS

                  III.1. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date first set forth above upon the Administrative Agent having received counterparts of this Amendment duly executed and delivered by each Borrower, the Documentation Agent, the Administrative Agent and the Majority Lenders.

                  III.2. AMENDMENT FEE. The Company shall pay to the Administrative Agent, for the account of each Lender executing this Amendment on or before December 31, 1998, an amendment fee equal to .25% of each such Lender's applicable (i) Commitment, in the case of Revolving Credit Commitment, European Loan Commitment or European Overdraft Commitment and (ii) outstanding Loans (after giving effect to the issuance of Subordinated Indebtedness and prepayment of Loans contemplated in subsection 2.1 hereof), in the case of Tranche A Loans and Tranche B Loans; PROVIDED that no such fee shall be payable if the issuance of such Subordinated Indebtedness does not occur. Such amendment fee shall be payable on the date that the Company receives the gross cash proceeds from the issuance of such Subordinated Indebtedness.

                  III.3. REPRESENTATIONS AND WARRANTIES. The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Section 11 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  III.4. LIMITED EFFECT. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  III.5. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                  III.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                          HEXCEL CORPORATION
                                          HEXCEL (U.K.) LIMITED
                                          HEXCEL COMPOSITES LIMITED
                                          HEXCEL S.A. (France)
                                          HEXCEL FABRICS S.A.
                                          HEXCEL COMPOSITES S.A. (Belgium)
                                          HEXCEL COMPOSITES S.A. (France)
                                          SALVER S.R.L.
                                          HEXCEL COMPOSITES GMBH (Austria)
                                          HEXCEL COMPOSITES S.A. (Spain)
                                          HEXCEL COMPOSITES GMBH  (Germany)


                                          By:
                                             -----------------------------------
                                             Title:

CREDIT SUISSE FIRST BOSTON, as
   Administrative Agent and Arranger


By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:


CITIBANK, N.A., as Documentation Agent
  and as a Lender


By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:


CREDIT SUISSE FIRST BOSTON, as a Lender


By:
   -----------------------------------
   Title:


By:
   -----------------------------------
   Title:


CREDIT SUISSE FIRST BOSTON,
   as a Local Lender


By:
   -----------------------------------
   Title:


By:
   -----------------------------------
   Title:

CREDIT SUISSE FIRST BOSTON
   AKTIENGESELLSCHAFT, as a Local Lender


By:
   -----------------------------------
   Title:


By:
   -----------------------------------
   Title:


AERIES FINANCE LTD.


By:
   -----------------------------------
   Title:


AMARA - 2 FINANCE LTD.


By:
   -----------------------------------
   Title:


ARCHIMEDES FUNDING II, Ltd.
By:      ING Capital Advisors, Inc.
         as Collateral Manager

By:
   -----------------------------------
   Title:


BALANCED HIGH-YIELD FUND I LTD.
By:      BHF Bank Aktiengesellshaft, acting through
         its New York Branch, as attorney-in-fact


By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:

THE BANK OF NEW YORK


By:
   -----------------------------------
   Title:


BANQUE NATIONALE DE PARIS


By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:


BANQUE WORMS CAPITAL CORP.


By:
   -----------------------------------
   Title:


CAPTIVA FINANCE LTD.


By:
   -----------------------------------
   Title:


CHANCELLOR/TRITON CBO, LIMITED
By:      INVESCO  Secured Management, Inc.
         as Collateral Manager


By:
   -----------------------------------
   Title:


THE CHASE MANHATTAN BANK

By:
   -----------------------------------
   Title:

CHAIO TUNG BANK


By:
   -----------------------------------
   Title:


CREDIT AGRICOLE INDOSUEZ


By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:


CREDIT LYONNAIS NEW YORK BRANCH


By:
   -----------------------------------
   Title:


CYPRESSTREE  FLOATING RATE FUND
By:      CypressTree Investment Management
         Company, Inc. as Portfolio Manager


By:
   -----------------------------------
   Title:


KZH CYPRESSTREE-1 LLC


By:
   -----------------------------------
   Title:

CYPRESSTREE INVESTMENT FUND, LLC
By:      CypressTree Investment Management
         Company, Inc. its Managing Member


By:
   -----------------------------------
   Title:


CYPRESSTREE  INVESTMENT
PARTNERS I, LTD.
By:      CypressTree Investment Management
         Company, Inc. as Portfolio Manager


By:
   -----------------------------------
   Title:


CYPRESSTREE INSTITUTIONAL FUND, LLC
By:      CypressTree Investment Management
         Company, Inc. its Managing Member


By:
   -----------------------------------
   Title:


DAI-ICHI KANGYO BANK


By:
   -----------------------------------
   Title:


DEBT STRATEGIES FUND II, INC.


By:
   -----------------------------------
   Title:


DEUTSCHE BANK AG NEW YORK BRANCH
AND/OR CAYMAN ISLANDS BRANCH

By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG


By:
   -----------------------------------
   Title:


THE FIRST NATIONAL BANK OF CHICAGO


By:
   -----------------------------------
   Title:


FIRST UNION NATIONAL BANK


By:
   -----------------------------------
   Title:


GENERAL ELECTRIC CAPITAL CORPORATION


By:
   -----------------------------------
   Title:


BATTERSON PARK CBO 1
By:      General Re - New England Asset
         Management, Inc., as Collateral
         Manager


By:
   -----------------------------------
   Title:


IMPERIAL CREDIT


By:
   -----------------------------------
   Title:

INDUSTRIAL BANK OF JAPAN LIMITED, NEW YORK BRANCH


By:
   -----------------------------------
   Title:



KEYBANK NATIONAL ASSOCIATION


By:
   -----------------------------------
   Title:



KZH ING-2 LLC


By:
   -----------------------------------
   Title:


KZH ING-3 LLC


By:
   -----------------------------------
   Title:


KZH SHOSHONE LLC


By:
   -----------------------------------
   Title:


KZH SOLEIL-2 LLC

By:
   -----------------------------------
   Title:


KZH III LLC


By:
   -----------------------------------
   Title:

MERITA BANK Plc


By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:


METROPOLITAN LIFE INSURANCE COMPANY


By:
   -----------------------------------
   Title:


MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


By:
   -----------------------------------
   Title:


MOUNTAIN CLO TRUST


By:
   -----------------------------------
   Title:


OXFORD STRATEGIC INCOME FUND
By:      Eaton Vance Management,
         as Investment Advisor


By:
   -----------------------------------
   Title:


SOCIETE GENERALE


By:
   -----------------------------------
   Title:


UNION BANK OF CALIFORNIA N.A.


By:
   -----------------------------------
   Title:

VAN KAMPEN SENIOR FLOATING RATE FUND


By:
   -----------------------------------
   Title:


WACHOVIA BANK


By:
   -----------------------------------
   Title:


MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:
   -----------------------------------
   Title:


SENIOR DEBT PORTFOLIO
By:      Boston Management and Research, as
         Investment Manager

By:
   -----------------------------------
   Title:

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By:
   -----------------------------------
   Title:


MERRILL LYNCH PRIME RATE PORTFOLIO
By:   Merrill Lynch Asset Management, L.P., as
      Investment Advisor

By:
   -----------------------------------
   Title:

MERRILL LYNCH GLOBAL INVESTMENT
SERIES: INCOME STRATEGIES PORTFOLIO
By: Merrill Lynch Asset Management, L.P. as
       Investment Advisor

By:
   -----------------------------------
   Title:

DEBT STRATEGIES FUND II, INC.

By:
   -----------------------------------
   Title: